                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                                     (S-1)

    The undersigned constitutes and appoints Beth A. Ugoretz, Eva M. Kripalani and Dan R. Jackson or any one of them, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-1 Registration Statements under the Securities Act of 1933, prepared in connection with the offering of shares of Common Stock of Kindercare Learning Centers, Inc., and any amendments (whether pre-effective or post-effective) to the Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    Dated: April 5, 1999

                                          /s/ David J. Johnson
                                          --------------------------------------
                                          David J. Johnson

                               POWER OF ATTORNEY
                                     (S-1)

    The undersigned constitutes and appoints David J. Johnson, Beth A. Ugoretz, Eva M. Kripalani and Dan R. Jackson or any one of them, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-1 Registration Statements under the Securities Act of 1933, prepared in connection with the offering of shares of Common Stock of Kindercare Learning Centers, Inc., and any amendments (whether pre-effective or post-effective) to the Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    Dated: April 5, 1999

                                          /s/ Dan R. Jackson
                                          --------------------------------------
                                          Dan R. Jackson

                               POWER OF ATTORNEY
                                     (S-1)

    The undersigned constitutes and appoints David J. Johnson, Beth A. Ugoretz, Eva M. Kripalani and Dan R. Jackson or any one of them, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-1 Registration Statements under the Securities Act of 1933, prepared in connection with the offering of shares of Common Stock of Kindercare Learning Centers, Inc., and any amendments (whether pre-effective or post-effective) to the Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    Dated: April 9, 1999

                                          /s/ Henry R. Kravis
                                          --------------------------------------
                                          Henry R. Kravis

                               POWER OF ATTORNEY
                                     (S-1)

    The undersigned constitutes and appoints David J. Johnson, Beth A. Ugoretz, Eva M. Kripalani and Dan R. Jackson or any one of them, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-1 Registration Statements under the Securities Act of 1933, prepared in connection with the offering of shares of Common Stock of Kindercare Learning Centers, Inc., and any amendments (whether pre-effective or post-effective) to the Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    Dated: April 9, 1999

                                          /s/ George R. Roberts
                                          --------------------------------------
                                          George R. Roberts

                               POWER OF ATTORNEY
                                     (S-1)

    The undersigned constitutes and appoints David J. Johnson, Beth A. Ugoretz, Eva M. Kripalani and Dan R. Jackson or any one of them, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-1 Registration Statements under the Securities Act of 1933, prepared in connection with the offering of shares of Common Stock of Kindercare Learning Centers, Inc., and any amendments (whether pre-effective or post-effective) to the Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    Dated: April 9, 1999

                                          /s/ Clifton S. Robbins
                                          --------------------------------------
                                          Clifton S. Robbins

                               POWER OF ATTORNEY
                                     (S-1)

    The undersigned constitutes and appoints David J. Johnson, Beth A. Ugoretz, Eva M. Kripalani and Dan R. Jackson or any one of them, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-1 Registration Statements under the Securities Act of 1933, prepared in connection with the offering of shares of Common Stock of Kindercare Learning Centers, Inc., and any amendments (whether pre-effective or post-effective) to the Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    Dated: April 9, 1999

                                          /s/ Nils P. Brous
                                          --------------------------------------
                                          Nils P. Brous

                               POWER OF ATTORNEY
                                     (S-1)

    The undersigned constitutes and appoints David J. Johnson, Beth A. Ugoretz, Eva M. Kripalani and Dan R. Jackson or any one of them, the undersigned's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Form S-1 Registration Statements under the Securities Act of 1933, prepared in connection with the offering of shares of Common Stock of Kindercare Learning Centers, Inc., and any amendments (whether pre-effective or post-effective) to the Registration Statement on Form S-1 and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    Dated: April 7, 1999

                                          /s/ Stephen A. Kaplan
                                          --------------------------------------
                                          Stephen A. Kaplan